Regulatory Matters, Commitments, Contingencies and Environmental Matters (Tables)	12 Months Ended
Dec. 31, 2016
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities [Abstract]
Operating Leases of Lessee Disclosure [Table Text Block]
We have certain non-cancelable leases for property and equipment, which require fixed monthly rental payments and expire at various dates through 2034. The table below reflects rental expense under these operating leases included in operating expenses in the accompanying statements of operations, which include contingent rentals, and rental expense recovered through related sublease rental income:

	Years Ended December 31,
	2016	2015	2014
Rental expense(1)	$81	$176	$159
Less: Sublease rental income	(1)	(16)	(26)
Rental expense, net	$80	$160	$133

(1)	Includes contingent rentals totaling $26 million and $24 million for the years ended December 31, 2015 and 2014, respectively.

Future Minimum Lease Commitments
Future minimum lease commitments for such leases are:

Years Ending December 31:
2017	$38
2018	30
2019	28
2020	28
2021	35
Thereafter	133
Future minimum lease commitments	292
Less: Sublease rental income	(14)
Net future minimum lease commitments	$278

Environmental Exit Costs by Cost [Table Text Block]
The table below reflects the amounts of accrued liabilities recorded in our consolidated balance sheets related to environmental matters that are considered to be probable and reasonably estimable. Currently, we are not able to estimate possible losses or a range of possible losses in excess of amounts accrued. Except for matters discussed above, we do not have any material environmental matters assessed as reasonably possible that would require disclosure in our consolidated financial statements.

	December 31,
	2016	2015
Current	$32	$41
Non-current	313	326
Total environmental liabilities	$345	$367